Exhibit 99.2

IN THE COUNTY COURT AT LAW NO. 3,
DALLAS COUNTY, TEXAS

CITY of ST. CLAIR SHORES POLICE AND FIRE RETIREMENT SYSTEM, Individually and On Behalf of All Others Similarly Situated, v. AFFILIATED COMPUTER SERVICES, INC., et al.	No. CC-09-07377-C

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IN THE COURT OF CHANCERY OF THE STATE OF DELAWARE

In re ACS SHAREHOLDER LITIGATION	Consolidated C.A. No. 4940-VCP

STIPULATION

City of St. Clair Shores Police and Fire Retirement System, Mark Levy, Steward Large Cap Enhanced Index Fund, Edward Delgato, York County Employees Retirement Board, John Rahe and International Union of Operating Engineers Local 825 Pension Fund (collectively, the “Texas Plaintiffs”), who are the plaintiffs in the action captioned City of St. Clair Shores Police and Fire Retirement System v. Affiliated Computer Services, Inc., No. CC-09-07377-C, in the County Court at Law No. 3, Dallas County, Texas and all actions consolidated therewith (the “Texas Action”), and New Orleans Employees’ Retirement System, Sheet Metal Workers Local 28, Federated Kaufman Fund, Federated Kaufman Growth Fund, Federated Kaufman Fund II and Federated Max-Cap Index Fund (collectively, the “Delaware Plaintiffs”, and together with the Texas Plaintiffs, the “Plaintiffs”), who are the plaintiffs and class representatives in the action captioned In re ACS Shareholders Litigation, C.A. No. 4940-VCP, in the Chancery Court of the State of Delaware and all actions consolidated therewith (the “Delaware Action”, and together with the Texas Action, the “Actions”), and Affiliated Computer Services, Inc. (“ACS”), Darwin Deason, Lynn R. Blodgett, Robert A. Druskin, Kurt R. Krauss, Ted B. Miller, Paul E. Sullivan, Frank Varasano, Boulder Acquisition Corp. and Xerox Corporation (collectively, “Defendants”) hereby stipulate and agree as follows:

1.           Capitalized terms used in this Stipulation have the same meanings ascribed to those terms in the Agreement and Plan of Merger, dated as of September 27, 2009, among Xerox Corporation, Boulder Acquisition Corp. and Affiliated Computer Services, Inc. (the “Merger Agreement”), and the Voting Agreement by and between Xerox Corporation and Darwin Deason, dated as of September 27, 2009 (the “Voting Agreement”).
2.           Xerox Corporation undertakes that:
(i) if the ACS Board of Directors determines that ACS has received a Superior Proposal, Xerox Corporation will not enforce any provision of the Voting Agreement, including, without limitation, § 2.1, that obliges Darwin Deason to vote any of the Covered Shares (a) in favor of the Merger or (b) against such Superior Proposal;
(ii) it will release Darwin Deason from the proxy granted under § 2.3 of the Voting Agreement in the event that the ACS Board of Directors determines that ACS has received a Superior Proposal;
(iii) it will not enforce any provision of the Merger Agreement, including, without limitation, § 4.02(d), that would have the effect of compelling ACS or its Board of Directors to hold the Company Stockholders’ Meeting if the ACS Board of Directors (a) determines that ACS has received a Superior Proposal, and (b) makes a Company Adverse Recommendation Change as a result thereof; and

(iv) if (a) the ACS Board of Directors determines that ACS has received a Superior Proposal, and (b) a Company Adverse Recommendation Change occurs as a result thereof, then, at the request of the ACS Board of Directors, Xerox Corporation shall terminate the Merger Agreement pursuant to § 7.01(f)(i) of the Merger Agreement.
3.           The Texas Plaintiffs (a) contemporaneously with the execution of this Stipulation, have withdrawn their Motion for a Temporary and/or Permanent Injunction with prejudice, and (b) will stay prosecution of the Texas Action until agreed otherwise by the Defendants and ordered by the Court.  All Plaintiffs agree that any further prosecution of the Actions, or any claims that could have been brought in the Actions, will proceed in the Delaware Action.  Counsel for the Texas Plaintiffs may appear in the Delaware Action for that purpose.
4.           The Plaintiffs in the Actions will not seek to enjoin or otherwise prevent the enforcement of the Challenged Provisions, as defined in the Stipulation and Order on Expedited Discovery and Expedited Proceedings on Plaintiff’s Motion for Temporary and/or Permanent Injunction, entered in the Texas Action on October 29, 2009.  This Stipulation shall be without prejudice to any other right, remedy or defense of the parties in the Actions.
5.           Except as explicitly set forth herein, neither Xerox Corporation nor ACS shall be deemed to make any undertaking with respect to the Merger Agreement or the Voting Agreement.

DATED: November 20, 2009	BARON & BUDD, P.C. BRUCE W. STECKLER Texas State Bar No. 00785039 KELLY REDDELL Texas State Bar No. 12618250
/s/ Kelly Reddell

3102 Oak Lawn Avenue, Suite 1100 Dallas, TX 75219 Telephone: 214/521-3605 214/520-1181 (fax)
COUGHLIN STOIA GELLER RUDMAN & ROBBINS LLP DARREN J. ROBBINS RANDALL J. BARON DAVID T. WISSBROECKER 655 West Broadway, Suite 1900 San Diego, CA 92101 Telephone: 619/231-1058 619/231-7423 (fax)
Lead Counsel for the Texas Plaintiffs

VANOVERBEKE MICHAUD & TIMMONY, P.C. MICHAEL J. VANOVERBEKE THOMAS C. MICHAUD 79 Alfred Street Detroit, MI 48201 Telephone: 313/578-1200 313/578-1201 (fax)

By:	/s/ Orrin Harrison III	By:	/s/ Bob Mow

 Orrin Harrison III
 State Bar No. 09130700
 M. Scott Barnard
 State Bar No. 24001690
 AKIN GUMP STRAUSS HAUER & FELD
    LLP
 1700 Pacific Avenue, Suite 4100
 Dallas, Texas  75201
 Tel: (214) 969-2800 / Fax: (214) 969-4343

 John D. Donovan, Jr. (pro hac vice pending)
 Peter L. Welsh (pro hac vice pending)
 ROPES & GRAY LLP
 One International Place
 Boston, Massachusetts  02110
 Tel: (617) 951-7000 / Fax: (617) 951-7050

 Attorneys for ACS Special Committee Members Kurt R. Krauss, Paul E. Sullivan, Ted B.
 Miller, Jr., and Frank Varasano

 Bob Mow
 State Bar No. 14607000
 Bart Sloan
 State Bar No. 00788430
 K&L GATES
 1717 Main Street, Suite 2800
 Dallas, Texas  75201
 Tel: (214) 939-5500 / Fax: (214) 939-5849

 Peter E. Kazanoff (pro hac vice pending)
 SIMPSON THACHER & BARTLETT
    LLP
 425 Lexington Avenue
 New York, New York  10017
 Tel: (212) 455-2000 / Fax: (212) 455-2502

 Attorneys for Xerox Corporation and Boulder Acquisition Corp.

By:	/s/ Robert Elkin	By:	/s/ Michael P. Lynn

 Lewis T. LeClair
 State Bar No. 12072500
 Robert Elkin
 State Bar No. 06522600
 McKOOL SMITH P.C.
 300 Crescent Court, Suite 1500
 Dallas, Texas  75201
 Tel: (214) 978-4000 / Fax: (214) 978-4044

 Attorneys for Darwin Deason

 Michael P. Lynn
 State Bar No. 12738500
 Trey Cox
 State Bar No. 24003722
 LYNN TILLOTSON PINKER & COX,
    LLP
 2100 Ross Avenue, Suite 2700
 Dallas, Texas  75201
 Tel: (214) 981-3800 / Fax: (214) 981-3839

 Francis P. Barron (pro hac vice pending)
 Gary A. Bornstein (pro hac vice pending)
 CRAVATH, SWAINE & MOORE LLP
 Worldwide Plaza
 825 Eighth Avenue
 New York, New York  10019
 Tel: (212) 474-1000 / Fax: (212) 474-3700
 Attorneys for Lynn R. Blodgett, Robert Allen Druskin and Affiliated Computer
    Services, Inc.

Of Counsel:	By:	/s/ Cynthia A. Calder

Mark Lebovitch
Amy Miller
BERNSTEIN LITOWITZ BERGER &
   GROSSMANN LLP
1285 Avenue of the Americas
New York, New York  10019
(212) 554-1400

Stephen Lowey
Thomas Skelton
LOWEY DANNENBERG COHEN &
   HART, P.C.
One North Broadway
White Plains, NY  10601-2310
(914) 997-0500

Jay W. Eisenhofer (#2864)
Stuart M. Grant (#2526)
Cynthia A. Calder (#2978)
GRANT & EISENHOFER, P.A.
1201 North Market Street
Wilmington, Delaware  18901
(302) 622-7000

Attorneys for Co-Lead Plaintiffs and Class Representatives New Orleans Employees’ Retirement System, the Federated Kaufman Fund, the Federated Kaufman Growth Fund, the Federated Kaufman Fund II and the Federated Max-Cap Index Fund

Of Counsel: John D. Donovan, Jr. Peter L. Welsh ROPES & GRAY LLP One International Place Boston, Massachusetts 02110 (617) 951-7000	By:	/s/ Kevin G. Abrams

Kevin G. Abrams (#2357)
Nathan A. Cook (#4841)
ABRAMS & BAYLISS LLP
20 Montchanin Road
Suite 200
Wilmington, Delaware  19807
(302) 778-1000

Attorneys for ACS Special Committee Members Kurt R. Krauss, Paul E. Sullivan, Ted B. Miller, Jr. and Frank Varasano

Of Counsel: Peter E. Kazanoff SIMPSON THACHER & BARTLETT LLP 425 Lexington Avenue New York, New York 10017-3954 (212) 455-2000	By:	/s/ Raymond J. DiCamillo

Raymond J. DiCamillo (#3188)
Harry Tashjian, IV (#4609)
RICHARDS, LAYTON & FINGER, P.A.
One Rodney Square
920 North King Street
Wilmington, Delaware  19801
(302) 651-7700

Attorneys for Xerox Corporation and Boulder Acquisition Corp.

Of Counsel: Lewis T. LeClair Robert Elkin MCKOOL SMITH P.C. 300 Crescent Court, Suite 1500 Dallas, TX 75201 (214) 978-4000	By:	/s/ Bruce L. Silverstein

David C. McBride (#408)
Bruce L. Silverstein (#2495)
YOUNG CONAWAY STARGATT &
   TAYLOR, LLP
1000 West Street – 17th Floor
P.O. Box 391
Wilmington, Delaware  19899-0391
(302) 571-6600

Attorneys for Darwin Deason

Of Counsel: Francis P. Barron Gary A. Bornstein CRAVATH, SWAINE & MOORE LLP Worldwide Plaza 825 Eighth Avenue New York, New York 10019 (212) 474-1000	By:	/s/ Samuel T. Hirzel

Kenneth J. Nachbar (#2067)
MORRIS, NICHOLS, ARSHT &
   TUNNELL LLP
1201 North Market Street
P.O. Box 1347
Wilmington, Delaware  19899-1347
(302) 658-9200

Attorneys for Lynn R. Blodgett, Robert Allen Druskin and Affiliated Computer Services, Inc.

Dated: November 20, 2009